UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 21, 2014

EUROSITE POWER INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-54484	27-5250881
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 522-6000

(Registrant’s telephone number, including area code)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD

The registrant hereby discloses; (1) it currently has 16 energy systems operating; (2) its total electricity generated in 2013 was 3,748,079 kWh; (3) its total heat produced in 2013 was 7,421,910; and (4) any and all information that can be gained from the graph on page 2 of Exhibit 99.1. These facts can be found in Exhibit 99.1. Exhibit 99.1 is hereby incorporated by reference.

This information is hereby deemed furnished (not filed).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1 - EuroSite Power Inc. 2013 Corporate Overview.

This information is hereby deemed furnished (not filed).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 21, 2014	EUROSITE POWER INC.
By: /s/ Jesse T. Herrick
Jesse T. Herrick, Chief Financial Officer

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